Exhibit 99.1


                  CERTIFICATION OF PERIODIC REPORT

In connection with the Annual Report on Form 11-K of the Unisys Savings Plan (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Lawrence A. Weinbach, Chairman, President and Chief Executive Officer of Unisys Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Dated: June 30, 2003



/s/ Lawrence A. Weinbach
------------------------
Lawrence A. Weinbach
Chairman, President and
Chief Executive Officer
Unisys Corporation


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.